UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to ss.240.14a-12.

ULTRA SERIES FUND
on behalf of the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive
Allocation Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap
Value Fund, Large Cap Growth Fund, Mid Cap Fund, and International Stock Fund)

(Names of Registrant As Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:_____________________________________________
(2) Aggregate number of securities to which transaction applies:_____________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 240.0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________

(4) Proposed maximum aggregate value of transaction:____________________________________________________
(5) Total fee paid:__________________________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:______________________________________________________
(3) Filing Party:_________________________________________________________________________________
(4) Date Filed:___________________________________________________________________________________

Conservative Allocation Fund	Diversified Income Fund
Moderate Allocation Fund	Large Cap Value Fund
Aggressive Allocation Fund	Large Cap Growth Fund
Core Bond Fund	Mid Cap Fund
High Income Fund	International Stock Fund
each a Series of
ULTRA SERIES FUND
550 SCIENCE DRIVE
MADISON, WI 53711

September 26, 2023

Dear Beneficial Owner of Shares:
You are receiving these materials because you are the owner of a variable annuity contract or variable life insurance policy issued by CMFG Life Insurance Company (“CMFG Life”) entitled to give voting instructions in connection with certain separate accounts established by CMFG that invest in, or another beneficial owner of, shares of one or more of the following series of investment portfolios of Ultra Series Fund (the “Trust”): Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, and/or International Stock Fund (individually, a “Fund” and, collectively, the “Funds”).
The Board of Trustees of the Trust has called a special meeting of shareholders of the Funds to be held at the offices of the Trust’s investment adviser, Madison Asset Management, LLC (the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on November 13, 2023, at 9:00 a.m. local time (the “Meeting”). The purpose of the Meeting is to: (1) approve a new management agreement between the Trust, on behalf of the Funds, and the Adviser; and (2) approve the appointment of one interested trustee to the Board of Trustees of the Trust.
As discussed in more detail in the enclosed Proxy Statement, the existing management agreement between the Trust and the Adviser is expected to terminate on December 1, 2023 due to a proposed change of control of Madison Investment Holdings, Inc. (“MIH”), the parent company of the Adviser. As part of MIH’s succession plan, MIH intends to buy back a controlling interest in MIH from Frank Burgess, the founder of the firm and controlling shareholder of MIH (the “Transaction”). The change in control resulting from the Transaction will constitute an “assignment” of the existing management agreement between the Trust and the Adviser within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Because an investment advisory agreement, like the management agreement, automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act, the change in control will terminate the existing management agreement entered into by the Trust on behalf of each Fund and require that shareholders approve a new management agreement for the Funds. The investment management and other services to be provided by the Adviser under the new management agreement are substantially similar to the services provided under the existing management agreement, and no changes in fees will result from the new agreement. Moreover, the Transaction is not expected to change in any way the Funds’ day-to-day operations and the Funds’ investment objectives and strategies will remain the same. Key management personnel are not expected to change, and the current portfolio managers will continue to manage the Funds.
In addition to approving the new management agreement, shareholders are also being asked to approve the appointment of one trustee to the Board of Trustees. Currently, Paul Lefurgey serves as an “interested trustee” on the Board of Trustees. He is considered “interested” because of his employment with the Adviser. Mr. Lefurgey has informed the Board of his intention to step down from the Board effective November 2, 2023, and recommended that Jill Friedow, the Director of Operations for MIH and the Adviser, succeed him on the Board as an interested trustee. The Board of Trustees approved Ms. Friedow’s nomination and appointment to the Board and is seeking shareholder approval for her appointment as an interested trustee.
The question-and-answer section that follows discusses the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals.
As a beneficial owner of shares of one or more of the Funds, you are being asked to provide voting instructions on the proposals described in the Proxy Statement. The Board of Trustees recommends that you read the enclosed materials carefully and provide voting instructions in favor of each proposal.
Your voting instructions are important. Whether or not you plan to attend the Meeting in person, we need your voting instructions. You may provide your voting instructions using one of the following options:
•Mail: Complete and return the enclosed voting instruction form.
•Internet: Access the website shown on your voting instruction form and follow the online instructions.
•Telephone: Call the toll-free number shown on your voting instruction form.
Whichever method you choose, please be sure to provide your voting instructions as soon as possible. Even if you plan to attend the Meeting, we ask that you provide your voting instructions now using one of the methods discussed above.
Thank you for your response and for your continued investment in the Funds.
Sincerely,
/s/ Patrick F. Ryan
Patrick F. Ryan
President, Ultra Series Fund

Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposals that require a shareholder vote.
Q. Why am I receiving this Proxy Statement?
A. You are receiving these proxy materials — the Proxy Statement and the voting instruction form — because you have the right to provide voting instructions on important proposals concerning the Trust. The proposals are described below.
Q. What are the proposals about?
A. This Proxy Statement presents two proposals. Proposal 1 must be voted on by shareholders of each Fund, voting separately, and Proposal 2 must be voted on by all shareholders of the Trust, including the ten Funds discussed in this Proxy Statement, as a single group. Shareholders of other series (funds) of the Trust are being solicited to vote on Proposal 2 in a separate proxy statement.
Proposal 1
This proposal relates to the approval of a new management agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Management Agreement”). As part of MIH’s succession plan, MIH intends to buy back a controlling interest in MIH from Frank Burgess, the founder of the firm and controlling shareholder of MIH. The Transaction will result in a direct change of control of MIH and an indirect change of control of the Adviser, and will constitute an “assignment” of the existing management agreement between the Trust and the Adviser (the “Existing Management Agreement”), within the meaning of the 1940 Act. An investment advisory agreement, like the Existing Management Agreement, automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Accordingly, we are asking shareholders of each Fund to approve the New Management Agreement for their Fund, to take effect upon the consummation of the change of control, which is expected to occur on or about December 1, 2023.
Proposal 2
This proposal relates to the appointment of one trustee to the Board of Trustees to succeed Paul Lefurgey as an “interested trustee”. Mr. Lefurgey has informed the Board of his intention to step down from the Board effective November 2, 2023, and recommended that Jill Friedow, the Director of Operations for MIH and the Adviser, succeed him on the Board. The Board of Trustees approved Ms. Friedow’s nomination and appointment to the Board and is seeking shareholder approval for her appointment as an interested trustee.
Q. How will the Transaction and the New Management Agreement affect my account with the Funds?
A. The Transaction and the implementation of the New Management Agreement will not affect your account. You will still own the same number of shares in a Fund and the value of your investment will not change as a result of the change of control of the Adviser. The investment management and other services to be provided by the Adviser under the New Management Agreement are substantially similar to the services provided under the

Existing Management Agreement, and no changes in fees will result from the new agreement. Moreover, the Transaction is not expected to change in any way the Funds’ day-to-day operations and the Funds’ investment objectives, strategies, principal risks, and portfolio managers will remain the same. Neither the Funds nor the Funds’ shareholders will bear any portion of the costs associated with the Transaction.
Q. Why am I being asked to approve the appointment of an interested trustee to the Board of Trustees?
A. Paul Lefurgey, who currently serves as the sole interested trustee on the Board of Trustees, has informed the Board of his intention to step down from the Board, effective November 2, 2023. In connection with his announcement, he and the other members of management of the Adviser recommended that Jill Friedow, the Director of Operations of MIH and the Adviser, succeed him on the Board. Under the 1940 Act and the Trust’s governing documents, the Board of Trustees is permitted to appoint a successor to Mr. Lefurgey without the need to seek shareholder approval. However, the Board of Trustees is seeking shareholder approval for the appointment of Ms. Friedow as an interested trustee so that if and when the Board determines to increase the size of the Board to add a new trustee in the future, the Board can do so without again having to seek shareholder approval (unless shareholder approval is otherwise required pursuant to the 1940 Act or the Trust's governing documents).
Q. What happens if shareholders do not approve the New Management Agreement before consummation of the Transaction?
A. If shareholders do not approve the New Management Agreement prior to the consummation of the Transaction, the Adviser will continue to manage the Funds under an Interim Management Agreement for a period of up to 150 days following the closing date. If needed, the Interim Management Agreement provides the affected Funds with uninterrupted investment management and other services while the Trust continues to solicit proxies from shareholders. The terms of the Interim Management Agreement are the same as those of the Existing Management Agreement, except for the effective date and termination date. Additionally, fees earned by the Adviser under the Interim Management Agreement must be held in an interest-bearing escrow account pending shareholder approval of the New Management Agreement. If shareholders of one or more Funds do not approve the New Management Agreement prior to the expiration of the 150-day term of the Interim Management Agreement, the Board of Trustees will consider other alternatives and will make such arrangements for the management of the investments of the affected Funds as it deems appropriate and in the best interests of the shareholders of the Funds, including, without limitation, liquidation of the Fund.
Q. What happens if shareholders do not approve the appointment of Ms. Jill Friedow to the Board of Trustees?
A. If shareholders do not approve the appointment of Ms. Friedow to the Board of Trustees, the Board will select and appoint a different person to fill the vacancy created by the retirement of Mr. Lefurgey.
Q. Who is paying for this Proxy Statement and for the other expenses and solicitation costs associated with the Meeting?
A. The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and proxy solicitation expenses, including the costs of a proxy solicitor, will be paid by the Adviser and/or MIH. These expenses are estimated to be approximately $46,812.
Q. How does the Board of Trustees recommend that I vote?
A. After careful consideration, the members of the Board of Trustees, the majority of whom are independent trustees of the Trust, recommend that you provide voting instructions in favor of the proposals. The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.
Q. Who is eligible to vote?
A. Any person who owned variable annuity contracts or variable life insurance policies issued by CMFG Life Insurance Company (“CMFG Life”) and having contract values as of the “record date,” which is September 15, 2023 (the “Record Date”), allocated to the subaccounts of certain separate accounts of CMFG Life that are invested in shares of one or more of the Funds, is entitled to provide voting instructions. Likewise, other beneficial owners of shares of the Funds as of the Record Date also are entitled to provide voting instructions.
Q. How can I provide voting instructions?
A. You may provide voting instructions in person at the Meeting, or you may provide voting instructions using one of the following options (we recommend that you provide voting instructions now even if you plan to attend the Meeting):
•By mail, using the enclosed voting instruction form and return envelope;
•By telephone, using the phone number on your voting instruction form; or
•Through the Internet, using the website address on your voting instruction form.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

Conservative Allocation Fund	Diversified Income Fund
Moderate Allocation Fund	Large Cap Value Fund
Aggressive Allocation Fund	Large Cap Growth Fund
Core Bond Fund	Mid Cap Fund
High Income Fund	International Stock Fund
each a Series of
ULTRA SERIES FUND
550 SCIENCE DRIVE
MADISON, WI 53711

To the owners of variable annuity contracts and variable life insurance policies (collectively, “variable contracts”) issued by CMFG Life Insurance Company (“CMFG Life”) entitled to give voting instructions in connection with certain separate accounts established by CMFG Life that invest in, and other beneficial owners of, shares of one or more of the following series of investment portfolios of Ultra Series Fund (the “Trust”): Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, and/or International Stock Fund (individually, a “Fund” and, collectively, the “Funds”) –
NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Funds will be held at the offices of the Trust’s investment adviser, Madison Asset Management, LLC (the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on November 13, 2023, at 9:00 a.m. local time (the “Meeting”), for the following purposes:
1.To approve a new management agreement between the Trust, on behalf of each Fund, and the Adviser (“Proposal 1”);
2.To approve the appointment of one interested trustee, Jill Friedow, to the Board of Trustees to serve until her successor is duly elected and qualified (“Proposal 2”);* and
3.To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
*Shareholders of other series (funds) of the Trust not listed above are being solicited to vote on Proposal 2 in a separate proxy statement.
The Board of Trustees of the Trust recommends that shareholders vote FOR each Proposal (and that variable contract owners and other beneficial owners of the Funds provide voting instructions in favor of each Proposal).

CMFG Life and/or its affiliates, separate accounts and pension plans are the only shareholders of the Funds. CMFG Life will vote the shares of the Funds attributable to its separate accounts in accordance with the instructions timely received from owners of the variable contracts. Variable contract owners with amounts allocated to CMFG Life separate account subaccounts investing in the Funds and other beneficial owners of the Funds as of the close of business on September 15, 2023 are entitled to notice of the Meeting and have the right to provide voting instructions with respect to the Proposals. We anticipate that this Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and voting instruction form will be mailed beginning on or about October 2, 2023.
By Order of the Board of Trustees,
/s/ Holly S. Baggot
Holly S. Baggot
Secretary of Ultra Series Fund
Madison, WI
September 26, 2023

September 26, 2023

Conservative Allocation Fund	Diversified Income Fund
Moderate Allocation Fund	Large Cap Value Fund
Aggressive Allocation Fund	Large Cap Growth Fund
Core Bond Fund	Mid Cap Fund
High Income Fund	International Stock Fund
each a Series of
ULTRA SERIES FUND
550 SCIENCE DRIVE
MADISON, WI 53711

PROXY STATEMENT
The Board of Trustees (the “Board”) of Ultra Series Fund (the “Trust”) is furnishing this Proxy Statement to owners of variable annuity contracts and variable life insurance policies (collectively, “variable contracts”) issued by CMFG Life Insurance Company (“CMFG Life”) entitled to give voting instructions in connection with certain separate accounts established by CMFG Life that invest in, and other beneficial owners of, shares of one or more of the following series of investment portfolios of the Trust: Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, and/or International Stock Fund (individually, a “Fund” and, collectively, the “Funds”). –
This Proxy Statement is being furnished to solicit voting instructions from variable contract owners and other beneficial owners of the Funds for a special meeting of shareholders to be held on November 13, 2023, at 9:00 a.m., local time, at 550 Science Drive, Madison, Wisconsin 53711 (the “Meeting”). The Trust is a Massachusetts business trust and registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Proposals described in this Proxy Statement that require shareholder approval are as follows:

	Proposal	Funds to which Proposal Applies
1.	To approve a new management agreement between the Trust, on behalf of each Fund, and the Adviser.	Each Fund, voting separately

2.	To approve the appointment of one interested trustee, Jill Friedow, to the Board of Trustees to serve until her successor is duly elected and qualified.	All Funds, voting together*
*Shareholders of other series (funds) of the Trust not listed above are being solicited to vote on Proposal 2 in a separate proxy statement

Variable contract owners with amounts allocated to CMFG Life separate account subaccounts investing in the Funds and other beneficial owners of the Funds as of the close of business on September 15, 2023 are entitled to notice of the Meeting and have the right to provide voting instructions with respect to the Proposals. We anticipate that the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and voting instruction form will be mailed beginning on or about October 2, 2023.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on November 13, 2023:
The Notice of Meeting, Proxy Statement and Voting Instruction Form
are available at www.ultraseriesfund.com/proxy
Please read the Proxy Statement before providing voting instructions on the Proposals. If you need additional copies of this Proxy Statement or voting instruction form, please contact our proxy solicitor, Computershare, toll-free at 1-866-905-8143. Additional copies of this Proxy Statement will be delivered to you promptly upon request.
For a free copy of the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2022, or the most recent Semi-Annual Report for the six-months ended June 30, 2023, please contact the Trust via telephone, toll-free at 1-800-767-0300, or via mail to the Adviser at 550 Science Drive, Madison, Wisconsin 53711.

PROPOSAL 1: APPROVAL OF NEW MANAGEMENT AGREEMENT
Background
Proposal 1 relates to the approval of a new management agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Management Agreement”). The Adviser is a wholly owned subsidiary of Madison Investment Holdings, Inc. (“MIH”), which itself is 100% employee owned. As part of MIH’s succession plan, MIH intends to buy back a controlling interest in MIH from Frank Burgess, the founder, Chairman of the Board and controlling shareholder of MIH (the “Transaction”). Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors. Mr. Burgess is not currently, nor is he expected to become, a member of the Board of Trustees or an officer of the Trust.
The Transaction will result in a direct change of control of MIH and an indirect change of control of the Adviser, and will constitute an “assignment” of the existing management agreement between the Trust and the Adviser (the “Existing Management Agreement”), within the meaning of the 1940 Act. An investment advisory agreement, like the Existing Management Agreement, automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Accordingly, shareholders of each Fund are being asked to approve the New Management Agreement for their Fund, to take effect upon the consummation of the change of control, which is expected to occur on or about December 1, 2023.
The Board, the majority of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), approved the New Management Agreement at a special meeting held on September 11, 2023. The New Management Agreement is expected to become effective following the closing of the Transaction, subject to approval by shareholders of each Fund at the Meeting. To avoid disruption of the Funds’ investment management program and the other services currently provided to the Funds by the Adviser, at that same meeting, the Board also approved an interim management agreement (the “Interim Management Agreement”) between the Trust, with respect to each Fund, and the Adviser, which will be effective with respect to one or more Funds only if shareholder approval of the New Management Agreement is not received as of the date of the Meeting, and then, only for a period of up to 150 days following the close of the Transaction. If needed, the Interim Management Agreement, which meets the requirements of Rule 15a-4 under the 1940 Act, provides the affected Funds with uninterrupted investment management and other services while the Trust continues to solicit proxies from shareholders. If the New Management Agreement is approved by shareholders of each Fund at the Meeting, there will be no need for the Interim Management Agreement, and it will terminate in accordance with its terms. The terms of the Interim Management Agreement are the same as those of the Existing Management Agreement, except for the effective date and termination date. Additionally, under the Interim Management Agreement and in order to comply with Rule 15a-4, fees earned by the Adviser would be held in an interest-bearing escrow account until shareholders approve the New Management Agreement. The Interim Management Agreement does not require shareholder approval.

The investment management and other services to be provided by the Adviser under the New Management Agreement are substantially similar to the services provided under the Existing Management Agreement, and no changes in fees will result from the new agreement. Moreover, the Transaction is not expected to change in any way the Funds’ day-to-day operations and the Funds’ investment objectives, strategies, principal risks, and portfolio managers will remain the same. Likewise, the Transaction will not result in any changes to the organization or structure of the Funds or in any of the other services provided to the Funds. The Funds will continue to employ the same independent registered public accounting firm, administrator, transfer agent, custodian and distributor as currently utilized by the Funds.
The New Management Agreement must be approved by shareholders of each Fund, voting separately. If the New Management Agreement is approved by shareholders of each Fund, the Adviser will serve as the investment adviser to the Funds and provide the other services described therein for an initial two-year period from the effective date of the New Management Agreement. If shareholders of one or more Funds do not approve the New Management Agreement prior to the expiration of the 150-day term of the Interim Management Agreement, the Board of Trustees will consider other alternatives and will make such arrangements for the management of the investments of the affected Funds as it deems appropriate and in the best interests of the shareholders of the Funds, including, without limitation, liquidation of the Fund.
Comparison of New Management Agreement and Existing Management Agreement
A copy of the New Management Agreement is attached as Exhibit A. The following description is only a summary; however, all material terms of the New Management Agreement have been summarized. The investment management and other services to be provided by the Adviser under the New Management Agreement are substantially similar to, and the fee structure is identical as under, the Existing Management Agreement. The changes between the New Management Agreement and the Existing Management Agreement generally relate to regulatory requirements that have been enacted since the Trust first began operations, clarifying changes in accordance with the 1940 Act and other changes to reflect current industry best practices and to provide more specificity about the investment management services provided by the Adviser, none of which are considered to be material by the Trust.
The Existing Management Agreement was most recently renewed by the Board of Trustees at a meeting held on August 8, 2023. The Existing Management Agreement was last approved by shareholders of each Fund at a special meeting held on June 25, 2009.
Advisory Services. The New Management Agreement and the Existing Management Agreement generally provide that the Adviser will manage a continuous investment program for each Fund, determine which securities to purchase and sell, exercise all voting and other rights pertaining to such securities, and place all brokerage transactions on behalf of the Funds in compliance with its duty of best execution, subject to oversight by the Board, the restrictions of the Declaration of Trust and Bylaws of the Trust, the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and any other applicable provision of law. The New Management Agreement also requires the Adviser to cause its officers and employees to attend meetings and furnish oral or written reports, as the Trust may reasonably request. The Adviser currently provides these services, but they are not set forth with such specificity in the Existing Management Agreement. Both agreements contain an identical list further describing the services to be provided in connection with the Adviser’s obligation to manage the investment and reinvestment of the assets of each Fund.
General Management Services. The New Management Agreement and the Existing Management Agreement both state that the Adviser is responsible for providing or arranging to provide all custody, transfer agency, dividend disbursing, legal, accounting, and administrative services necessary for the operation of the Trust. The agreements include an identical list of services to be provided under each area of service listed above.
Delegation of Responsibilities. The New Management Agreement and the Existing Management Agreement contain similar provisions regarding the Adviser’s ability to delegate its responsibilities under the Agreement to any affiliated or unaffiliated parties. Both agreements allow the Adviser to retain affiliated or unaffiliated subadvisers, custodians, transfer agents, dividend disbursing agents, attorneys, and accountants to perform any or all of the services set forth in the agreement. The Existing Management Agreement also allows the Adviser to retain other investment advisers. The New Management Agreement provides additional detail regarding the Adviser’s responsibilities in the event it chooses to delegate some or all of its responsibilities.
Other Activities of Adviser. The New Management Agreement and the Existing Management Agreement both permit the Adviser to act as investment adviser for third parties, and the New Management Agreement further provides that the Adviser must not undertake any activities which, in its judgment, will adversely affect the performance of its obligations under the agreement. The Existing Management Agreement also includes a provision regarding procedures to be followed by the Adviser in allocating investment opportunities among clients, including the Funds, which is consistent with the Adviser’s duties as a fiduciary. The New Management Agreement does not include a similar provision because as a fiduciary, the Adviser has the duty to act in the best interests of its clients, including the Funds, and therefore is already required to allocate investment opportunities in a fair and equitable manner.
Compensation of the Adviser. The fee structure is identical under the New Management Agreement and Existing Management Agreement. For its investment management and other services to the Funds, the Adviser is entitled to receive a unitary fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as set forth in the table below. The following table also provides the unitary fees received by the Adviser from each Fund for the fiscal year ended December 31, 2022.

Fund	Unitary Fee	Fees Received in 2022
Conservative Allocation Fund	0.30%[1]	$389,882
Moderate Allocation Fund	0.30%[1]	401,920
Aggressive Allocation Fund	0.30%[1]	132,786
Core Bond Fund	0.55%	502,280
High Income Fund	0.75%	106,220

Fund	Unitary Fee	Fees Received in 2022
Diversified Income Fund	0.70%	1,428,444
Large Cap Value Fund	0.60%	1,291,227
Large Cap Growth Fund	0.80%	1,524,833
Mid Cap Fund	0.90%	1,346,896
International Stock Fund	1.15%	253,638
1 For the period July 1, 2014 to April 30, 2022, the Adviser contractually waived 0.10% of its 0.30% unitary fee. The fee waiver was discontinued effective May 1, 2022. Fees waived in 2022 were as follows: Conservative Allocation Fund – $47,146; Moderate Allocation Fund – $50,016; and Aggressive Allocation Fund – $16,378. Amounts reflected in the chart include fees waived.
Under the New Management Agreement, the Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its unitary fee and/or reimburse a Fund’s operating expenses to ensure that the Fund’s operating expenses do not exceed certain expense limitations. Any fees waived or reimbursed are not subject to later recoupment by Adviser. In addition, under the New Management Agreement, the Adviser may also permanently reduce the amount of the unitary fee for one or more Funds under such terms as it may determine by written notice thereof to the Trust. Similar provisions are not included in the Existing Management Agreement.
In connection with the Board’s approval of the New Management Agreement, the Adviser contractually agreed to enter into an expense limitation agreement with the Trust, on behalf of the Funds (the “Expense Limitation Agreement”), under which the Adviser agreed to waive its unitary fee and/or reimburse expenses of each Fund to the extent necessary to limit each class of each Fund’s total operating expenses (excluding those expenses assumed by the Funds as provided in Section 4(b) of the New Management Agreement, as described below) to the annual rate set forth in the Funds’ currently effective prospectus. The Expense Limitation Agreement will remain in place for at least two years following the effective date of the New Management Agreement.
Expenses.
•Paid by the Adviser. In addition to investment management expenses related to the Trust, and except for those expenses assumed by the Funds as provided below, under both the New Management Agreement and the Existing Management Agreement, the Adviser is responsible for all other Fund expenses including, but not limited to custodian fees; transfer agent fees; pricing costs (including the daily calculation of net asset value); accounting fees; legal fees (except extraordinary litigation expenses); expenses of shareholders’ and/or trustees’ meetings; bookkeeping expenses related to shareholder accounts; insurance charges; cost of printing and mailing shareholder reports and proxy statements; costs of printing and mailing registration statements and updated prospectuses to current shareholders; and the fees of any trade association of which the Trust is a member.
•Paid by the Funds. The New Management Agreement and Existing Management Agreement provide that the Funds will pay the following expenses, including, without limitation: compensation of the Adviser; fees of Independent Trustees; fees and expenses of the Trust’s independent registered public accountant; brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; costs of borrowing money, including the interest expense and overdrafts (if any); taxes; and extraordinary expenses as approved by a majority of the Independent Trustees. The New Management Agreement further provides that any fees and expenses of the Trust incurred jointly on behalf of one or more Funds shall be allocated among the affected Funds pro rata based on their respective net assets, or in such other manner as the Trust considers fair and reasonable, and that fees and expenses of the Trust that are incurred on behalf of a specific Fund will be allocated to that Fund only. Although a similar provision is not included in the Existing Management Agreement, in practice, fees and expenses are allocated in the same manner under the Existing Management Agreement.
Limitation on Liability. The Existing Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement, the Adviser will not be liable for any act or omission in the course of rendering services to the Trust and/or its Funds. The New Management Agreement contains a similar provision.
Term and Termination. The New Management Agreement is expected to become effective on December 1, 2023, subject to shareholder approval at the Meeting, and will continue in effect for a period of two years after the effective date. Thereafter, the New Management Agreement will continue for successive periods of one year, subject to approval by the Board or Fund shareholders in accordance with the 1940 Act. The Existing Management Agreement contains similar terms. The New Management Agreement and the Existing Management Agreement may be terminated at any time, on 60 days’ prior written notice, by the Board or, with respect to any Fund, by the vote of a majority of the outstanding voting securities of such Fund, or by the Adviser, without the payment of a penalty.
Assignment. The New Management Agreement and the Existing Management Agreement provide that such agreements will automatically terminate in the event of an assignment.
Other Provisions. The New Management Agreement adds provisions to clarify obligations under regulatory requirements and to conform to current industry best practices, such as provisions relating to the Adviser’s adoption of business continuity, cybersecurity, disaster recovery and backup capabilities and facilities, as well as the Adviser’s compliance with U.S. anti-money laundering laws. The New Management Agreement also adds a provision to make clear that, while the agreement is governed by the laws of the Commonwealth of Massachusetts, nothing in the agreement shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective acts. In addition, the New Management Agreement includes a provision discussing the manner in which amendments to the Agreement may be made (all such amendments must be made in accordance with the 1940 Act). The Existing Management Agreement includes a provision regarding compliance with Rule 2a-7 under the 1940 Act, but since this rule applies to money market funds and the Trust no longer offers such funds, this provision is not included in the New Management Agreement.

Board of Trustees Evaluation of the New Management Agreement
At a special meeting held on September 11, 2023, the Board of Trustees, the majority of whom are Independent Trustees, considered and approved the New Management Agreement, subject to shareholder approval. The New Management Agreement was considered due to the plan by the parent company of the Adviser, MIH, to buy back a controlling interest in MIH from Frank Burgess, the founder, Chairman of the Board and controlling shareholder of MIH. Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors. The Transaction, which is expected to close on or about December 1, 2023, will result in a direct change of control of MIH and an indirect change of control of the Adviser, and will constitute an “assignment” of the Existing Management Agreement between the Trust and the Adviser, within the meaning of the 1940 Act. An investment advisory agreement, like the Existing Management Agreement, automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.
In addition to the New Management Agreement, to avoid disruption of the Funds’ investment management program and the other services provided by the Adviser, at that same meeting, the Board also approved the Interim Management Agreement. The Interim Management Agreement will be effective with respect to one or more Funds only if shareholder approval of the New Management Agreement is not received as of the date of the Meeting, and then, only for a period of up to 150 days following the close of the Transaction. If needed, the Interim Management Agreement, which meets the requirements of Rule 15a-4 under the 1940 Act, provides the affected Funds with uninterrupted investment management and other services while the Trust continues to solicit proxies from shareholders. If the New Management Agreement is approved by shareholders of each Fund at the Meeting, there will be no need for the Interim Management Agreement, and it will terminate in accordance with its terms. The Interim Management Agreement does not require shareholder approval.
Like the Adviser, MFD Distributor, LLC, the principal distributor of the Funds’ shares (the “Distributor”), is a wholly-owned subsidiary of MIH. Consequently, the Transaction will result in an “assignment” of the existing distribution agreement between Trust and the Distributor which, in turn, will cause the automatic termination of the agreement under the 1940 Act. As a result, at the special Board meeting held on September 11, 2023, the Board approved a new distribution agreement between the Trust, on behalf of each Fund, and the Distributor, which is identical to the existing agreement except for the effective date. Shareholder approval of the new distribution agreement is not required.
Prior to the special Board meeting, the trustees received and considered information from the Adviser designed to provide the trustees with the information necessary to evaluate the New Management Agreement. Before voting to approve the New Management Agreement, the trustees reviewed these materials with management of the Adviser and with counsel to the Independent Trustees, and received advice from such counsel regarding the legal standards for the trustees’ consideration of the approval of the New Management Agreement. This information, together with the information provided to the Board throughout the course of the year – particularly the information provided, presentations made and discussions that transpired during and in preparation for the most recent regular meeting of the Board of Trustees held on August 8, 2023, during which the Board reviewed and renewed the Existing Management Agreement for each Fund for another year – formed the primary (but not exclusive) basis for the Board’s determinations.
With regard to the Transaction, the trustees noted that the objective of the Transaction is to facilitate the Adviser’s succession planning by decreasing Mr. Burgess’ ownership of MIH, which will in turn increase ownership by the Adviser’s next generation of employees. The trustees also considered the fact that there will be no anticipated changes to the Funds’ day-to-day operations, investment objectives, strategies, risks or portfolio managers, and no anticipated changes to the executive management of the Adviser and/or their roles and responsibilities as a result of the Transaction. Likewise, the trustees noted that the Transaction will not result in any changes to the organization or structure of the Funds or in any of the other services provided to the Funds. The trustees also considered the fact that the Funds would not bear any costs or expenses, directly or indirectly, related to the Transaction.
In determining whether to approve the New Management Agreement, the trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the investment management and other services to be provided by the Adviser with respect to the Fund; (2) the Fund’s historical performance under the management of the same portfolio managers who will continue to manage the Fund following the Transaction, and the performance of other investment accounts managed by the Adviser; (3) comparative fee and expense data for each Fund and other peer investment companies; (4) the costs of the services provided by the Adviser and the profits realized by the Adviser from those services; (5) the extent to which economies of scale may be realized as each Fund grows, and whether the unitary fee for each Fund reflects such economies of scale for the Fund’s benefit; (6) the impact to the Adviser’s operations, if any, as a result of the Transaction; and (7) other financial benefits to the Adviser resulting from services rendered to the Fund. The trustees also took into account the changes to the New Management Agreement from the Existing Management Agreement, concluding that such changes are not material and were proposed primarily to conform to the services currently provided by the Adviser, regulatory requirements, and industry best practices. The Board also considered the Adviser’s recommendation that the proposed Transaction was in the best interest of Fund shareholders because it would permit the Funds’ investment adviser to effect an orderly, well planned succession. In their deliberations, the trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made their determinations for each Fund separately and independently of the other Funds.
Based upon the information provided to the Board of Trustees throughout the course of the year, including a presentation to the Board by representatives of the Adviser and the supporting materials provided at the September 11, 2023 special Board meeting, the Board concluded that the New Management Agreement, as it relates to each Fund, is fair and reasonable in light of the investment management and other services the Adviser performs, the unitary fees that each Fund pays, and such other matters as the trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the trustees’ determination to approve the New Management Agreement are summarized below.
Nature, Extent and Quality of Services Provided. The trustees considered the scope of investment management and other services that the Adviser would provide under the New Management Agreement, noting that such services will include but are not limited to investing each Fund’s assets consistent with the Fund’s investment objective and investment policies, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions, and selecting broker-dealers to execute orders on behalf of each Fund. The trustees considered the qualifications, experience, and responsibilities of the portfolio managers to each Fund, who were expected to continue to serve under the New Management Agreement. The trustees also considered the Adviser’s resources and compliance structure, including information regarding its compliance program and compliance record, and the trustees’ familiarity with the Adviser due to the Adviser’s long history of providing investment management and other services to the Funds. The trustees also discussed the quality of services provided to the Trust by its transfer agent and custodian, as well as the various administrative services provided by the Adviser under the Existing Management Agreement, which will continue under the New Management Agreement (i.e., the investment management and administrative services provided by the Adviser under the New Management Agreement are the same as the investment management and administrative services provided by the Adviser under the Existing Management Agreement).The trustees considered representations from the Adviser that the Transaction is expected to have little impact on the day-to-day operations at the Adviser. The trustees concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Management Agreement and that the nature, overall quality and extent of such services would be satisfactory.
Fund Historical Performance and the Overall Performance of Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the trustees reviewed the performance of each Fund on both an absolute basis and in comparison to an appropriate benchmark index and peer group. The trustees noted the reasons for both outperformance and underperformance compared with benchmarks and peer groups. They recognized that the usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors.
As it relates to the International Stock Fund in particular, they also noted the unique aspects of the securities markets applicable to this Fund so that its performance could be reviewed in context. For this Fund, the trustees considered the following additional factors as part of their review: (i) investing and trading foreign securities presents a number of risks, which can impact performance, and create performance dispersion among peers; (ii) market liquidity, individual security valuation, exchange rate, and other exogenous factors relating to global economic, political, and market events create unique considerations when assessing performance of international and foreign funds; and (iii) international and foreign fund peer groups can vary widely based on investment strategies and styles, along with investment in foreign markets (e.g. frontier markets).
They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/sub-advisers/portfolio managers to any Fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time and considered that a different performance period could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.
The trustees also noted that on a quarterly basis, they review detailed information for each Fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, they considered the Adviser’s quarterly portfolio commentary and discussion of each Fund’s performance, as well as the overviews provided by the Adviser’s Investment Strategy Oversight Committee. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The trustees noted the type of market environments that favor the Funds’ strategies and discussed the Funds’ performance in such market environments. Representatives of the Adviser discussed with the trustees the methodology for arriving at benchmark indices and peer groups used for performance comparisons which, with respect to peer groups, followed the same process as the prior year. The trustees also considered that sometimes, the Morningstar categories the Funds fall into do not precisely match a Fund’s investment strategy and philosophy.
Based on their review, the trustees determined that, given the totality of the above factors and considerations, each Fund’s overall investment performance had been satisfactory.
Comparative Fee and Expense Data. In considering each Fund’s fees and expenses, the trustees reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology as last year in terms of peer group selection. The trustees noted that the Adviser or its affiliates provide investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such clients for purposes of determining whether the unitary fee charged to each Fund under the New Management Agreement was disproportionately large under the so-called “Gartenberg” standard traditionally used by investment company boards in connection with advisory contract approval considerations. The Gartenberg opinion and its progeny articulate the standard used to determine whether investment advisers to mutual funds have complied with their statutory fiduciary duty in charging fees for advisory services. The trustees took those fees into account and considered the differences in services and time required by the various types of clients to which the Adviser provides services, including the Funds. The trustees recognized that significant differences may exist between the services provided to one type of client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund, the higher turnover of mutual fund assets and the additional compliance and regulatory work associated with managing a 1940 Act fund. The trustees gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require. They considered that, if the services rendered by the Adviser to one type of client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser acts as an investment adviser, the trustees noted that the fee may be lower than the fee charged to one or more Funds. The trustees noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser under both the Existing Management Agreement and the New Management Agreement, which are performed for investment company clients but are not typically performed for non-investment company clients.
The trustees compared each Fund’s total expense ratio and unitary fee to those of comparable funds with similar investment objectives and strategies. The trustees noted the relatively simple expense structure applicable to the Funds, which consists of a unitary fee, plus expenses for Independent Trustee compensation and audit fees which are not covered by the unitary fee. Given this, the trustees noted that examination of each Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules. As a result, the trustees reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration. The trustees also considered the Expense Limitation Agreement, pursuant to which the Adviser has contractually agreed to waive its unitary fees and/or reimburse expenses of each Fund to the extent necessary to limit each class of each Fund’s total operating expenses as specified in the Funds’ prospectus, for a period of no less than two years from the effective date of the New Management Agreement.
In addition, the trustees recognized that because certain of the Funds invest in other registered investment companies also managed by the Adviser, the Adviser receives fees from both the Fund and the underlying registered investment company. The trustees were satisfied in this regard that the Adviser provides separate services to each Fund and the underlying registered investment company in which each such Fund invests in exchange for the fees received.
While recognizing that it is difficult to compare fees because the scope of services provided may vary from one investment adviser to another and from one client to another, the trustees concluded that the Adviser’s unitary fee with respect to each Fund is reasonable.
Cost of Advisory Services and Profitability. The trustees considered the unitary fee that each Fund pays to the Adviser under the Existing Management Agreement, which will remain the same under the New Management Agreement, as well as the Adviser’s profitability from investment management and other services rendered to each Fund during the 12-month period ended December 31, 2022. In reviewing costs and profits, the trustees noted that for smaller Funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such Funds alone. However, the trustees recognized that the Funds are profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Funds as a consolidated family of investment companies. The trustees noted that total assets managed by the Adviser and its affiliates were approximately $22 billion as of May 31, 2022, and approximately $22.1 billion as of May 31, 2023. As a result, although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone Fund, each Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the trustees recognized that the Funds are important to the Adviser and are managed with the attention given to the Adviser’s other clients. Following their review, the trustees concluded that the costs for investment management and other services provided by, and the level of profitability to, the Adviser was reasonable considering the services provided.
Economies of Scale. The trustees considered whether the Funds would benefit from any economies of scale and noted that at current asset levels, it was not necessary to consider the implementation of fee breakpoints. Based on their review, the trustees concluded that the current unitary fee schedules for the Funds were appropriate.
Other Benefits. The trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Funds. The trustees considered the extent to which the Adviser utilizes soft dollar arrangements with respect to portfolio transactions and considered that the Adviser does not utilize any affiliated brokers to execute the Funds’ portfolio transactions. The trustees also considered that the Adviser may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The trustees concluded that the additional benefits the Adviser receives from its relationship with the Funds are reasonable and appropriate.
Conclusion. The trustees reached the following conclusions, among others, regarding the New Management Agreement: (i) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the New Management Agreement; (ii) the Adviser is qualified to manage each Fund’s assets in accordance with the Fund’s investment objective and strategies; (iii) the overall investment performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant benchmark indices; (iv) each Fund’s unitary fee is reasonable in light of the investment management and other services received by the Fund from the Adviser and other factors considered; and (v) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on all of the information presented to and considered by the Board and the foregoing conclusions, the Board of Trustees, including the Independent Trustees, unanimously approved the New Management Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Funds and their respective shareholders.
Information about the Funds
Each Fund is a series of the Trust. The Trust is an open-end management investment company organized as a Massachusetts business trust which currently offers 14 separate portfolios, including the Funds. Madison Asset Management, LLC is the investment adviser to the Funds and also provides general management services to the Funds. The Adviser’s principal office is located at 550 Science Drive, Madison, Wisconsin 53711. The Trust’s

distributor, MFD Distributor, LLC, is an affiliate of the Adviser with its principal place of business located at 550 Science Drive, Madison, Wisconsin 53711. The Funds do not place any brokerage transactions with any affiliates of the Adviser.
Information about the Adviser
The Adviser was founded in 1974, and is a wholly-owned subsidiary of Madison Investment Holdings. MIH’s principal office is located at 550 Science Drive, Madison, Wisconsin 53711. Frank Burgess is the Chairman of the Board of MIH and currently controls the Adviser by virtue of his ownership of 59% of the outstanding voting stock of MIH. As described above in the “Background” section, MIH’s ownership and control structure is scheduled to change as a consequence of the proposed Transaction. Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors. Information regarding the officers of the Trust and their positions with the Adviser is set forth under Proposal 2, below. Officers of the Adviser who also serve as officers of the Trust do not receive compensation from the Trust for their services as officers of the Trust. Messrs. Lefurgey, Ryan, Hoppe, and Fredricks and Mses. Baggot and Friedow own shares of MIH and accordingly may be deemed to have an interest in Proposal 1.
Information regarding the principal executive officer and directors of the Adviser is set forth below. The principal business address for each of the officers and directors of the Adviser is 550 Science Drive, Madison, Wisconsin 53711.

Name	Title
Steven Carl	Chairman of the Executive Committee (Principal Executive Officer); Chief Distribution Officer; and Board Member of MIH
Katherine Frank	Board Member of MIH
Paul Lefurgey	Board Member of MIH
Frank Burgess	Chairman of the Board of MIH
Richard Eisinger	Board Member of MIH
As of May 31, 2023, the Adviser and its affiliates managed approximately $22.1 billion in assets, including open-end mutual funds, a closed-end fund, separately managed accounts and wrap accounts. While each Fund’s portfolio management team is responsible for the day-to-day investment management of their assigned Fund, the Adviser’s Investment Risk Oversight Committee oversees all investment management services provided by the portfolio management teams. This committee is comprised of senior officers and portfolio managers of the Adviser. Exhibit B contains information with respect to other funds managed by the Adviser which have a similar investment objective as one or more of the Funds.
Recommendation of the Board of Trustees
For the reasons set forth above, the Board of Trustees recommends that shareholders of each Fund vote FOR the approval of the New Management Agreement (and that variable contract owners and other beneficial owners of the Funds provide voting instructions in favor of this Proposal).

PROPOSAL 2: APPROVAL OF APPOINTMENT OF INTERESTED TRUSTEE
Introduction
At the Meeting, shareholders of all of the Funds (including the other series of the Trust currently offered for sale for which a separate proxy statement has been provided), voting together, will be asked to approve the appointment of one interested trustee (Jill Friedow) to the Board of Trustees. Currently, the Board of Trustees consists of three trustees, two of whom (Steve Riege and Richard Struthers) are Independent Trustees who have been elected by shareholders, and one of whom (Paul Lefurgey) is an interested trustee who has not been elected by shareholders. Mr. Lefurgey has informed the Board of his intention to step down from the Board, effective November 2, 2023. In connection with his announcement, he and the other members of management of the Adviser recommended that Jill Friedow, the Director of Operations of MIH and the Adviser, succeed him on the Board. Under the 1940 Act and the Trust’s governing documents, the Board of Trustees is permitted to appoint a successor to Mr. Lefurgey without the need to seek shareholder approval. However, to give the Board flexibility to add new trustees to the Board in the future, the Board is seeking shareholder approval of the appointment of Ms. Friedow to the Board.
If a voting instruction form is received that does not specify a choice, its timely receipt will be considered as an instruction to vote in favor of Proposal 2. Ms. Friedow has agreed to be named in this Proxy Statement and to continue to serve if shareholder approval is received for Proposal 2. The Board has no reason to believe that Ms. Friedow will become unavailable to serve as a trustee.
Board of Trustees
The Trust is governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Delaware, including but not limited to the management and supervision of the Funds. The Board of Trustees may, from time to time, include individuals who may be deemed to be affiliated with the Adviser, and thereby “interested trustees”. At all times, however, a majority of the members of the Board will not be affiliated with the Adviser and will, therefore, be Independent Trustees.
The following table presents certain information regarding the current Board of Trustees, as well as the nominee for interested trustee (Ms. Friedow). Information is listed separately for trustees who are Independent Trustees and trustees who are interested trustees. The Trust currently has 14 separate series (including the Funds), and each trustee oversees all of the series within in the Trust. The address of each trustee is 550 Science Drive, Madison, Wisconsin 53711.

Current Independent Trustees
Name and Age	Position(s) Held and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee
Steven P. Riege, 68	Trustee, 2005-2028	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 – Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President –Human Resources, 1986 – 2001	30	Madison Funds (“MF”) (open-end fund family, 15 portfolios), 2005 – Present; Madison Covered Call & Equity Strategy Fund (“MCN”) (closed-end fund), 2015 – Present
Richard E. Struthers, 70	Trustee, 2004 – 2028	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 – Present	30	MF (15), 2004 – Present; MCN, 2017 – Present

Current Interested Trustee
Name and Age	Position(s) Held and Term of Office	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee
Paul A. Lefurgey, 57[3,4]	Trustee, 2020 – Present Vice President, 2009 – Present	MIH, the Adviser, and Madison Investment Advisors, LLC (“MIA”), Co-Head of Investments, 2022 – Present; CEO, 2017 – 2021; Co-Head of Fixed Income, 2019 – 2021; Director of Fixed Income Investments, 2016 – 2019; Executive Director and Head of Fixed Income Investments, 2013 – 2016; Chairman - Executive Committee, 2015 – 2017 MF (15), Vice President, 2009 – Present; MCN, Vice President, 2012 – Present; Madison Strategic Sector Premium Fund (“MSP”) (closed-end fund), Vice President, 2010 – 2018	30	MF (15), 2020 – Present; MCN, 2021 – Present
Nominee for Interested Trustee
Jill A. Friedow, 58[3,4]	Trustee, 2023 – Present Vice President, 2023 – Present	MIH, the Adviser, and MIA, Chief Technology Officer & Director of Operations, 2019-Present; Vice President & Director of Operations, 2010 - 2019; Vice President & Operations Manager, 2003-2010; Operations Manager, 1999-2003 MF (15), Vice President, 2023 – Present; MCN, Vice President, 2023 – Present	30	MF (15), 2023 – Present; MCN, 2023 – Present
1 Subject to the term limits and mandatory retirement provisions described below, each Independent Trustees holds office until his or her successor is elected and qualified, or until he or she otherwise dies, retires, resigns, is removed or becomes disqualified. The Board of Trustees has approved the following policies regarding term limits and retirement age for Independent Trustees: each trustee shall serve in such capacity until the end of the calendar year in which the first of the following two events occur: (1) he or she attains the age of seventy-six (76), or (2) he or she has served on the Board for a total of fifteen (15) years, subject in the latter case to extension by unanimous vote of the remaining trustees on an annual basis. The fifteen (15)-year term limitation shall commence on the later of April 19, 2013, or the date of the trustee’s initial election or appointment as a trustee. Board terms end on December 31 of the year noted.
2 As of the date of this Proxy Statement, the “Fund Complex” consists of the Trust with 14 portfolios, the Madison Funds with 15 portfolios, and the Madison Covered Call & Equity Strategy Fund, for a grand total of 30 separate portfolios.
3 “Interested person” as defined in the 1940 Act. Considered an interested person because of the position held with the Adviser.
4 There are no term limits or mandatory retirement age for interested trustees.

For the Funds’ last fiscal year, the Board met four times. Each current trustee attended 100% of the Board meetings and the meetings of the Board Committees on which the trustee served during such period. Shareholders wishing to communicate with the Board or individual trustees should send such correspondence to the offices of the Adviser, 550 Science Drive, Madison, Wisconsin 53711, c/o Ultra Series Fund, Secretary. Shareholder communications will be sent directly to the applicable Board member(s). The Trust currently does not have a policy with respect to Board members’ attendance at shareholder meetings.
Officers of the Trust
The following table presents information regarding the officers of the Trust in addition to Mr. Lefurgey and Ms. Friedow, whose information is included in the table above. Officers of the Trust serve one-year terms, subject to annual reappointment by the Board of Trustees. The address of each officer is 550 Science Drive, Madison, Wisconsin 53711.

Name and Age	Position(s) Held and Term of Office	Principal Occupation(s) During Past Five Years
Patrick F. Ryan, 43	President, 2020 – Present	MIH, MIA and the Adviser, Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 – 2017;
MF (15), President, March 2020 – Present; MCN, President, March 2020 – Present
Greg D. Hoppe, 53	Vice President, 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2009 – 2019	MIH and MIA, Vice President, 1999 – Present; Adviser, Vice President, 2009 – Present; MF (15), Vice President, 2020 – Present; CFO, 2019 – Present; Treasurer, 2009 – 2019; MCN, Vice President, 2020 – Present; CFO, 2019 – Present; Treasurer, 2012 – 2019; MSP, Treasurer, 2009 – 2018
Holly S. Baggot, 61	Secretary, 1999 – Present; Assistant Treasurer, 1999 – 2007 and 2009 – Present; Treasurer, 2008	MIH and MIA, Vice President, 2010 – Present; Adviser, Vice President, 2009 – Present; MFD Distributor, LLC (an affiliated brokerage firm of Adviser), Vice President, 2012 – Present; MF (15), Secretary, 1999 – Present and Assistant Treasurer, 2009 – Present; MCN, Secretary and Asst. Treasurer, 2012 – Present; MF and MCN, Anti-Money Laundering Officer, 2019 – 2020; MSP, Secretary and Asst. Treasurer, 2010 – 2018
Steve J. Fredricks, 52	Chief Compliance Officer and Assistant Secretary, 2018 – Present	MIH, MIA and Adviser, Chief Legal Officer, 2020 – Present and Chief Compliance Officer, 2018 – Present;
MF (15) and MCN, Chief Compliance Officer and Asst. Secretary, 2018 – Present; MSP, Chief Compliance Officer during 2018; Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 – 2018
Terri A. Wilhelm, 53	Assistant Secretary, November 2022 – Present	MIH, MIA and Adviser, Senior Compliance Analyst,
September 2022 – Present; MF (15) and MCN, Assistant Secretary, November 2022 – Present; State of Wisconsin Investment Board, Senior Paralegal, 2017 – 2022

Experience and Qualifications of the Trustees and the Nominee
The current members of the Board of Trustees each have experience that led the Nominating and Governance Committee (the “N&G Committee”) and the Board to the conclusion that each should serve as a member of the Board, both at the time of the person’s appointment and continuing as of the date of this Proxy Statement. Mr. Lefurgey, the sole member of the Board who is considered an “interested person” under the 1940 Act, has significant management and leadership experience in the asset management industry and currently serves as Co-Head of Investments for the Adviser and its affiliated companies, with a focus on the firm's fixed income and multi-asset solutions teams. Regarding the Independent Trustees, both trustees have substantial experience operating and overseeing a business, whether it be the management consulting business (for Mr. Riege) or the investment management business (for Mr. Struthers). As a result of this experience, each has unique perspectives regarding the operation and management of the Funds and the Board of Trustees’ oversight function. They use this collective experience to oversee the Funds for the benefit of Fund shareholders. Moreover, each of the Independent Trustees has served as a trustee of one or more registered investment companies for many years. They bring substantial and material experience and expertise to their roles as trustees of the Funds.
With respect to Ms. Friedow, the Board and the N&G Committee believe she would be a valuable member of the Board, given her significant business experience in the asset management industry through her various management-level roles with MIH and the Adviser. Based on this experience, the Board and the N&G Committee determined that Ms. Friedow would be an appropriate successor to Mr. Lefurgey as a member of the Board and an interested trustee.
Board Leadership Structure
The Board of Trustees is relatively small and operates in a collegial atmosphere. Although no member is formally charged with acting as Chair, Mr. Ryan, the President of the Trust, acts as the Chairperson of Board meetings. All Board members are expected to provide their input into establishing the Board’s meeting agenda. Likewise, each Board of Trustees’ meeting contains a standing agenda item for any Board member to raise new or additional items he or she believes is important in connection with Fund governance. The Board of Trustees has charged Mr. Riege with acting as the Lead Independent Trustee for purposes of communicating with the Adviser, the Trust’s Chief Compliance Officer, counsel to the Independent Trustees and Trust counsel on matters relating to the Board as a whole. The Independent Trustees often meet in executive session without representatives of the Adviser present (including meetings with counsel, the Chief Compliance Officer, and the Trust’s independent public accounting firm).
As adviser to the Trust, the Adviser is responsible for the overall risk management for the Funds, including supervising affiliated and third-party service providers and identifying and mitigating possible events that could impact the Funds’ business, operations, or performance. Risks to the Funds include investment, legal, compliance and regulatory risks, as well as the risk of operational failure or lack of business continuity. The Board of Trustees oversees risk management of the Funds’ investment programs through the Audit Committee and through oversight by the Board itself. The Trust’s Chief Compliance

Officer, who reports to the Independent Trustees, provides the Board of Trustees with quarterly updates and a comprehensive annual report regarding the processes and controls in place to address regulatory, compliance, legal and operational risk. The Board of Trustees exercises its oversight in conjunction with the Adviser, the Trust’s Chief Compliance Officer, Fund counsel and counsel to the Independent Trustees by requesting reports and presentations at regular intervals throughout the year. Additionally, the Audit Committee receives periodic reports from the Funds’ independent public accountants. The Board’s committee structure requires an Independent Trustee to serve as Chair of the N&G Committee as well as the Audit Committee.
Given the small size of the Board of Trustees, its Committee structure led by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of the Lead Independent Trustee and its quarterly focus on compliance and risk management, the Board of Trustees has determined that its current leadership structure is adequate for the protection of Fund investors.
Standing Committees
The Trust has established two standing committees: an Audit Committee and a Nominating and Governance Committee. Each such Committee is currently comprised of Messrs. Riege and Struthers, constituting all of the Trust’s Independent Trustees. The Chair of the Audit Committee is Mr. Struthers, and the Chair of the Nominating and Governance Committee is Mr. Riege.
Audit Committee. The Audit Committee is responsible for reviewing the results of each audit of the Funds by the Funds’ independent public accounting firm and for recommending the selection of independent auditors for the coming year. During the Funds’ last fiscal year, the Audit Committee met four times. The Audit Committee’s charter is available on the Funds’ website at www.ultraseriesfund.com.
Nominating and Governance Committee. The N&G Committee is responsible for nominating trustees and officers to fill vacancies, for evaluating their qualifications and for determining trustee compensation. The N&G Committee is also responsible for periodically reviewing the effectiveness of the Board of Trustees and for implementing governance standards for Board members. The N&G Committee meets at least quarterly and more often as necessary. During the Funds’ last fiscal year, the N&G Committee met four times. The N&G Committee charter requires that trustee candidates have a college degree or equivalent business experience, and permits the Committee to take into account a wide variety of factors in considering trustee candidates, including (but not limited to) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, relevant industry and related experience, educational background, financial expertise and overall diversity of the Board’s composition. In identifying potential nominees for the Board, the N&G Committee may consider candidates recommended by one or more of the following sources: the Trust’s current trustees, the Trust’s officers, the Adviser and any other source the Committee deems to be appropriate. The N&G Committee may, but is not required to, retain a third-party search firm at the expense of the Trust to identify potential candidates. In addition, the N&G Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A of the

N&G Committee charter sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee. The N&G Committee’s charter is available on the Funds’ website at www.ultraseriesfund.com.
Trustee Compensation
The following compensation was paid to the Independent Trustees for their services during the fiscal year ended December 31, 2022. Interested trustees are not compensated for their services as such.

Trustee Name	Aggregate Compensation from Trust	Total Compensation from Fund Complex[1]
Steven P. Riege	$28,100	$108,000
Richard E. Struthers	$26,000	$100,000
Paul A. Lefurgey[2]	None	None
1 The Trust consists of 14 separate portfolios, and the “Fund Complex” consists of 30 separate portfolios, as described in more detail above. Not every trustee is a member of the Board of Trustees of every fund in the Fund Complex, as noted above.
2 Non-compensated interested trustee. The trustee nominee, Jill Friedow, will likewise not be compensated by the Funds for services as a trustee.
The Fund Complex does not have any sort of pension or retirement plans for the benefit of trustees. However, as an employee of the Adviser, Mr. Lefurgey participates in a profit-sharing plan sponsored by the Adviser for the benefit of its employees. No part of such plan is secured or funded by the Fund Complex. There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.

Trustee Ownership of Fund Shares
As of December 31, 2022, none of the trustees held any shares in the Funds. However, their Fund Complex holdings as of such date were as follows:

Name of Trustee or Nominee	Aggregate Dollar Range of Equity Securities in Fund Complex[1]
Steven P. Riege	$10,001 - $50,000
Richard E. Struthers	$50,001 - $100,000
Paul A. Lefurgey	Over $100,000
Jill A. Friedow	Over $100,000
1 Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.
2 The “Fund Complex” consists of 30 separate portfolios, as described in more detail above.
Recommendation of the Board of Trustees
The Board of Trustees recommends that the shareholders vote FOR the appointment of Ms. Friedow to the Board (and that variable contract owners and other beneficial owners of the Funds provide voting instructions in favor of this Proposal).

INFORMATION ON INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Trust’s principal accountant is Deloitte & Touche LLP (“Deloitte”). Deloitte has been appointed by the Trust’s Audit Committee, which is comprised solely of Independent Trustees. As such, pursuant to Rule 32a-4 under the 1940 Act, the shareholders of the Funds are not being asked at this time to ratify the selection of Deloitte. Representatives of Deloitte will not be present at the Meeting.
Deloitte billed the Trust aggregate fees for services rendered for the last two fiscal years as follows:

Fee Type	2022	2021
Audit Fees[1]	$203,000	$196,000
Audit-Related Fees	$0	$0
Tax Fees[2]	$34,251	$32,928
All Other Fees	$0	$0
1 Audit Fees totaled $451,950 for fiscal 2022, if Madison Funds and MCN are included with the Trust (together, the “Affiliated Funds”) and $416,030 for fiscal 2021, including the Affiliated Funds.
2Tax Fees totaled $86,625 for fiscal 2022, including the Affiliated Funds, and $79,706 for fiscal 2021, including the Affiliated Funds.
“Audit Related Fees” relate to assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements that are traditionally performed by the independent auditor. “Tax Fees” relate to tax services including such things as tax return preparation or review, tax compliance, tax planning and tax advice.
During the fiscal years ended December 31, 2022, and 2021, the aggregate non-audit fees (exclusive of the “tax fees” included in the table above) billed by Deloitte for other professional services rendered to the Trust, the Affiliated Funds, the Adviser and entities controlling, controlled by or under common control with the Adviser that provided ongoing services to the Trust, were $0 and $0, respectively.
The Trust has adopted a policy governing the pre-approval of certain audit and non-audit related services to be provided by Deloitte. The policy provides for the pre-approval of audit, audit related and tax services for the Trust, as well as certain non-audit services provided to affiliates of the Trust that provide ongoing services to the Trust. All of the services listed above during fiscal 2022 and 2021 received the pre-approval of the Audit Committee or its designated representative. When considering the approval of audit-related and non-audit services, the Audit Committee considers whether the services to be provided by Deloitte are compatible with maintaining Deloitte’s independence.

ADDITIONAL INFORMATION
Voting Information
General; Record Date. CMFG Life and/or its affiliates, separate accounts and pension plans are the only shareholders of record of the Funds. Each separate account is a segregated asset account established by CMFG Life and, if required, is registered with the SEC under the 1940 Act as a unit investment trust. Amounts paid by a variable contract owner may be allocated to one or more of the subaccounts of each separate account that invest in shares of the Funds. Each subaccount invests in shares of an open-end management investment company, including the Funds.
CMFG Life will vote the shares of the Funds held by its separate accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. CMFG Life will also vote shares (i) held in its own name or that of its affiliates and (ii) held by a separate account for which it does not receive timely voting instructions in the same proportion as those shares for which it does receive timely voting instructions from variable contract owners, sometimes called “echo voting”. As a result, a relatively small number of contract owners can determine the outcome of the vote.
The number of shares of each Fund for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the separate account attributable to the owner’s variable contract on September 15, 2023, the Record Date. Each holder of a share shall be entitled to one vote for each dollar of net asset value as of the Record Date, and fractional votes are counted.
If a voting instruction form is received that does not specify a choice, its timely receipt will be considered as an instruction to vote in favor of all the Proposals.
In certain circumstances, CMFG Life has the right to disregard voting instructions from certain variable contract owners, although CMFG Life does not believe that these circumstances exist with respect to the matters currently before shareholders. Beneficial owners may revoke voting instructions at any time prior to the Meeting by notifying the Funds in writing, as follows: Ultra Series Fund, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, WI 53711, Attention: Legal Department.
CMFG Life does not require that a specific number of variable contract owners submit voting instructions before CMFG Life will vote the shares of the Funds held by its respective separate accounts at the Meeting. Instead, CMFG Life, in its sole discretion, will vote the shares of the Funds held by its separate accounts at the Meeting after consideration of such factors as (i) the percentage of votes represented by voting instructions received by CMFG Life, and (ii) the percentage of variable contracts represented by voting instructions received by CMFG Life.
As of the Record Date, the following shares of each Fund were issued and outstanding:

Fund	Shares Outstanding
Conservative Allocation Fund	12,370,811.518
Moderate Allocation Fund	13,154,804.285

Fund	Shares Outstanding
Aggressive Allocation Fund	5,112,064.561
Core Bond Fund	9,150,352.989
High Income Fund	1,591,677.633
Diversified Income Fund	1,591,286.837
Large Cap Value Fund	8,230,602.756
Large Cap Growth Fund	8,743,101.659
Mid Cap Fund	8,155,641.035
International Stock Fund	1,958,230.743
Solicitation of Proxies and Related Costs. The solicitation of proxies will occur principally by mail. In addition to solicitation by mail, certain officers and representatives of the Trust and officers and employees of the Adviser (who will receive no extra compensation for their services) and representatives of the Trust’s proxy solicitor, Computershare, may solicit proxies by telephone, the Internet, facsimile, letter, or other electronic means. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.
The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and proxy solicitation expenses will be paid by the Adviser and/or MIH. These expenses are estimated to be approximately $46,812.
Quorum. In order for a vote on any Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Trust or a Fund, as applicable, eligible to vote on such Proposal. The presence at the Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Meeting constitutes a quorum for each Proposal. The quorum required for approval of Proposal 1 is a Fund-by-Fund quorum, with shareholders of each Fund voting separately, and the quorum required of Proposal 2 is a Trust-wide quorum, with shareholders of the Funds (as well as the other series of the Trust, discussed in a separate proxy statement) voting as a single group.
Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for each Proposal, abstentions and broker “non-votes” will be counted as shares present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have the effect of an “against” vote on Proposal 1 and Proposal 2, since such shares are not voted in favor of the Proposal.
Adjournment. It may become necessary from time to time to adjourn the Meeting in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve one or both Proposals. If a quorum is not present at the Meeting, it is expected that the holders of proxies will vote to authorize the adjournment of the Meeting in order to solicit additional proxies. Even if a quorum is present at the Meeting, but there are insufficient votes to approve one or both

Proposals, it is also expected that the holders of proxies will vote to authorize the adjournment of the Meeting to solicit additional proxies. If the Meeting is adjourned, the adjourned meeting will be held within a reasonable time after the date set for the original Meeting without further notice, other than an announcement at the Meeting in accordance with the Trust’s governing documents and as permitted under Massachusetts law.
Votes Required to Pass Proposals
Proposal 1. Shareholders of each Fund will vote separately for purposes of approving the New Management Agreement. In order for the New Management Agreement to be approved with respect to a particular Fund, it must be approved by the holders of a “majority of the outstanding voting securities” of such Fund. The term “majority of the outstanding voting securities” (as defined in the 1940 Act and used in this Proxy Statement) means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.
If shareholders of one or more Funds do not approve the New Management Agreement, the Interim Management Agreement will take effect as of the date of the closing of the Transaction with respect to the affected Funds, providing the Trust with continued investment management and other services from the Adviser for up to 150 days. If the New Management Agreement is not approved by shareholders of the affected Funds prior to the expiration of the Interim Management Agreement, the Board of Trustees will consider other alternatives and will make such arrangements for the management of the investments of the affected Funds as it deems appropriate and in the best interests of the shareholders of the Funds, including, without limitation, liquidation of the Fund.
Proposal 2. Shareholders of the Funds (as well as the other series of the Trust, discussed in a separate proxy statement) will vote together as a single group for purposes of approving the appointment of the trustee nominee. Under the Trust’s Declaration of Trust, the election of a trustee requires the affirmative vote of the holders of at least a majority of the votes which are represented in person or by proxy at the Meeting.
Other Information. The Proposals are not contingent on each other. Also, please note that if you sign, date, and return the voting instruction form, but do not specify a vote on a Proposal, your shares will be voted in favor of the Proposal, and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.
No Dissenters’ Rights
Shareholders have no rights under applicable law or the Trust’s Declaration of Trust to exercise dissenters’ rights of appraisal with respect to the Proposals.
Security Ownership of Management, Trustees and Principal Shareholders
As of the Record Date, no trustee or officer of the Trust beneficially owned any of the outstanding shares of any Fund. Other than as described in Proposal 1, the Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Funds. As of the Record Date, the Independent Trustees, and

their respective immediate family members, did not own any securities beneficially or of record in MIH, the Adviser, the Distributor, or any of their respective affiliates. Information about the principal holders of each Fund’s shares is set forth in Exhibit C.
Householding
The SEC has adopted rules that permit investment companies, such as the Trust, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders.
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate voting instruction forms. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call CMFG Life Insurance Company toll-free at 1-800-356-2644.
Shareholder Proposals for Subsequent Meetings
The Trust does not hold annual shareholders meetings, except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at the address set forth on the cover of this Proxy Statement within a reasonable time before the Trust begins to print and send its proxy materials. Any shareholder proposal that is not submitted before the Trust sends out its proxy materials will be considered untimely and will not be included in the proxy materials. The timely submission of a proposal does not guarantee its inclusion. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws, as well as the Trust’s governing documents.
Other Matters to Come Before the Meeting
No business other than Proposal 1 and Proposal 2 is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their respective shareholders.

Dated: September 26, 2023

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED VOTING INSTRUCTION FORM.

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EXHIBIT A
NEW MANAGEMENT AGREEMENT

This Management Agreement (“Agreement”) is made effective as of this [1st day of December, 2023], by and between Ultra Series Fund, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the “Fund”), and Madison Asset Management, LLC (the “Manager”), a limited liability corporation organized and existing under the laws of the state of Wisconsin.
WHEREAS, the Fund is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that issues shares of beneficial interest in one or more investment portfolios (each, a “Series”), with each such Series having its own investment objective; and
WHEREAS, the Manager is engaged principally in rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, the Fund desires to retain the Manager to provide or to arrange to provide overall management of the Fund and each Series designated on Exhibit A hereto, including, but not limited to, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services, in the manner and on the terms and conditions set forth in this Agreement; and
WHEREAS, the Manager is willing to provide or to arrange to provide such services to the Fund and each Series on the terms and conditions set forth in this Agreement; and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act.
NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:
1.Appointment and Acceptance.
a.The Fund hereby engages the Manager to act as the Fund’s general manager to provide or to arrange to provide directly or through third parties, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to each Series of the Fund listed on Exhibit A hereto, and to any additional investment portfolios that the Fund may establish in the future; and to provide or to arrange to provide the above services subject to the supervision of the board of trustees of the Fund (the “Board”), for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such engagement and agrees during such period, at its own expense, to provide or to arrange to provide, such investment advisory and general management services, and to assume the obligations set forth in this Agreement for the compensation provided for herein. The Manager may retain any affiliated or unaffiliated parties including, but not limited to, subadvisers, custodians, transfer agents, dividend disbursing agents, attorneys and accountants (collectively referred to as “Service Providers”), to perform any or all of the services set forth in this Agreement; provided that any such Service Provider retained by the Manager shall be subject to the Manager’s supervision and oversight and further provided with respect to any subadviser, such agreements are entered into in accordance with and meet all applicable requirements of the 1940 Act and the rules thereunder. The Manager’s delegation of duties as described above shall not relieve the Manager of any of its duties hereunder.
b.The Manager, its affiliates and any subadvisers, custodians, transfer agents, dividend-disbursing agents, attorneys, accountants, or other parties performing services for the Manager shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund or a Series in any way or otherwise be deemed agents of the Fund or a Series.
2.Investment Advisory Duties and Responsibilities of the Manager.
a.Subject to the direction and control of the Board, the Manager shall provide a continuous investment program for each Series, including investment research and management of the investment and reinvestment of the assets of each Series, in accordance with: (i) the 1940 Act, the Advisers Act and all applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law or regulation, including the Internal Revenue Code of 1986, as amended (the “Code”); (iii) the terms of the Fund’s Declaration of Trust and Bylaws, each as amended and restated from time to time; (iv) the Series’ investment objectives, policies and restrictions as set forth in the Fund’s registration statement on Form N-1A, as amended from time to time (the “Registration Statement”); and (v) any policies and determinations of the Board. Any Service Provider retained by the Manager shall be subject to the same requirements as specified in the foregoing sentence. In connection therewith, the Manager, as agent and attorney-in-fact with respect to each Series, shall have full authority to make decisions to purchase and sell securities and other assets for each Series, to exercise all voting and other rights pertaining to such securities and other assets, to place each Series’ portfolio transactions with broker-dealers, to negotiate the terms of such transactions on behalf of such Series (subject to the provisions of Section 2(b) hereof), and to perform such other functions of investment management and supervision as may be directed by the Board. The Adviser also shall have the responsibility to cause the Adviser’s officers and employees to attend meetings and furnish oral or written reports, as the Trust may reasonably request.
b.In the performance of its duties under this Agreement, the Adviser shall place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this Section, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders, and all such brokerage placement shall be made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and other applicable state and federal laws. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Adviser. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust’s securities be purchased from or sold to the Adviser, or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law.
c.As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Series consistent with the requirements under the 1940 Act, the Manager shall:
i.Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of each Series as set forth in the Registration Statement;
ii.Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Series for approval, modification, or rejection by the Board;
iii.Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;
iv.Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Series, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Series, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;
v.Regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Series;
vi.Maintain all required accounts, records, memoranda, instructions, or authorizations relating to the acquisition or disposition of investments for each Series and the Fund;
vii.Furnish any personnel, office space, equipment, and other facilities necessary for the operation of each Series as contemplated in this Agreement;
viii.Provide the Fund with such accounting or other data concerning the Fund’s investment activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the SEC and any other regulatory entity;
ix.Assist in determining each business day the net asset value of the shares of each Series in accordance with applicable law; and
x.Enter into any written subadvisory contract with another affiliated or unaffiliated party, subject to any approvals required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of the Manager’s responsibilities (as specified in such investment subadvisory contract) listed above.
d.The Manager shall maintain business continuity, cybersecurity, disaster recovery and backup capabilities and facilities in keeping with industry standards and SEC requirements through which the Manager will be able to perform its obligations hereunder with minimal disruptions or delay.
e.The Manager has adopted and shall maintain a code of ethics complying with Rule 204A-1 of the Advisers Act.
f.To the extent prohibited by Regulation S-P, the Manager and its affiliates will not disclose any non-public personal information, as defined in Regulation S-P, received from the Fund regarding any shareholder unless in accordance with an exception under Regulation S-P, or as otherwise may be permitted by law. The Manager represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to: (i) insure the security and confidentiality of records and non-public personal information of shareholders; (ii) protect against any anticipated threats or hazards to the security or integrity of shareholder records and non-public personal information; and (iii) protect against unauthorized access to or use of such shareholder records or non-public personal information that could result in substantial harm or inconvenience to any shareholder. The Manager shall treat confidentially all records of the Fund and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Manager may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or (ii) when so requested by the Fund.
g.The Manager acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, the “AML Laws”), the Fund has adopted anti-money laundering policies and procedures (the “AML Policies”). The Manager agrees to comply with the Fund’s AML Policies and the AML Laws, as the same may apply to the Manager, now and in the future, and understands and agrees that the Fund may disclose information regarding the Manager to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by such law or regulation.
h.The Manager shall provide such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in connection with its annual consideration of this Agreement.
i.In performing investment advisory services for each Fund, the Adviser shall make every effort to ensure that each Fund complies with: (i) Section 817(h) of the Code and the regulations issued thereunder, as amended from time to time, relating to the diversification requirements for variable annuity, endowment, and life insurance contracts; and (ii) any applicable state insurance law restrictions on investments that operate to limit or restrict the investments that a Fund may otherwise make.
3.     General Management Duties and Responsibilities of the Manager. The Manager shall provide or arrange to provide all custody, transfer agency, dividend disbursing, legal, accounting, and administrative services necessary for the operation of the Fund, including, without limitation, the following services:
a.Custody services including, but not limited to:
i.placing and maintaining each Series’ securities, cash or other investments pursuant to the requirements of Section 17(f) of the 1940 Act and the rules thereunder;
ii.holding and physically segregating for the Fund’s account, all of the Fund’s assets, including securities that the Fund desires to be held in places within the United States (“domestic securities”) or in places outside the United States (“foreign securities”);
iii.releasing and delivering domestic securities owned by the Fund only upon receipt of instructions from persons and by means authorized by the Board;
iv.assuring that all domestic securities held are registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Manager or any Service Provider acting as custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has provided written authorization to use a nominee not meeting the above requirement;
v.maintaining a separate bank account(s) in the United States in the name of the Fund, and holding all cash received by it from or for the account of the Fund in such account;
vi.collecting on a timely basis all income and other payments with respect to securities to which the Fund shall be entitled either by law or pursuant to custom in the securities business;
vii.paying out monies of the Fund upon receipt of instructions from persons and by means authorized by the Board;
viii.appointing or removing, in its discretion, any other entity qualified under the 1940 Act to act as a custodian, as its agent to carry out any custody duties;
ix.employing, in the discretion of the Manager or a Service Provider employed by the Manager, other parties as sub-

custodians for the Fund’s domestic securities or foreign securities. With respect to the Fund’s foreign securities, such employment shall be effected and such foreign securities shall be maintained in accordance with the provisions of Rule 17f-5 under the 1940 Act, as such provisions may be amended from time to time, provided that the Manager or a Service Provider employed by the Manager shall furnish annually to the Fund information concerning the Service Provider or sub- custodians employed by the Manager or other Service Provider;
x.creating and maintaining all records relating to its activities and obligations under any contract relating to the Fund or a Series thereof in accordance with the provisions of Section 31 of the 1940 Act and Rules 31a-1 and 31a-2 under the 1940 Act. Such records shall be the property of the Fund and shall at all times during the regular business hours of the Manager (or separate Service Provider acting as custodian) be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC; and
xi.performing or arranging for the performance of any other usual duties and functions of a custodian for a registered investment company;
b.Transfer agency services, including, but not limited to:
i.receiving for acceptance, orders for the purchase of Fund shares, and promptly delivering payment and appropriate documentation thereof to any Service Provider acting as custodian;
ii.issuing, pursuant to purchase orders, the appropriate number of the Fund’s shares and holding such shares in the appropriate account;
iii.receiving for acceptance redemption requests and redemption directions and delivering the appropriate documentation to any Service Provider acting as custodian;
iv.effecting transfers of Fund shares by the registered owners thereof upon receipt of appropriate instructions;
v.preparing and transmitting payments for dividends and distributions declared by the Fund;
vi.maintaining records of accounts for shareholders and advising the Fund and its shareholders as to the foregoing;
vii.handling shareholder relations, and providing reports and other information and services related to the maintenance of shareholder accounts;
viii.recording the issuance of shares of the Fund and maintaining pursuant to Rule 17Ad-10(e) under the 1934 Act a record of the total number of shares of the Fund that are authorized, based upon data provided by the Fund, and issued and outstanding; and

ix.performing or arranging for the performance of any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company;
c.The calculation of the net asset value of each Series and the net asset value per share of each class of shares at such times and in such manner as specified in the Fund’s Registration Statement and at such other times upon which the parties hereto may from time to time agree; and
d.The creation and maintenance of such records relating to the business of the Fund as the Fund may from time-to-time reasonably request.
The Manager may contract with qualified Service Providers for the provision of any of the services necessary for the operation of the Fund as described in this Section 3. Where the Manager engages separate Service Providers, the Manager shall also, on behalf of the Fund, coordinate the activities of such Service Providers, as well as other agents, attorneys, brokers and dealers, insurers, sub-advisers, and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall make reports to the Board of its performance hereunder and shall furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as the Board or the Manager shall consider desirable.
4.Allocation of Expenses.
a.Expenses of the Manager. The Manager assumes the expense of and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense provide the office space, equipment, and facilities that it is obligated to provide under this Agreement, and shall pay all compensation of officers of the Fund and all trustees of the Fund who are affiliated persons of the Manager, except as otherwise specified in this Agreement. Except for those expenses assumed by the Fund as provided in Section 4(b) below, the Manager shall bear all of the Fund’s expenses including, but not limited to: custodian fees; transfer agent fees; pricing costs (including the daily calculation of net asset value); accounting fees; legal fees (except extraordinary litigation expenses); expenses of shareholders’ and/or trustees’ meetings; bookkeeping expenses related to shareholder accounts; insurance charges; cost of printing and mailing shareholder reports and proxy statements; costs of printing and mailing registration statements and updated prospectuses to current shareholders; and the fees of any trade association of which the Fund is a member.
b.Expenses of the Fund. The Fund assumes and shall pay or cause to be paid the following expenses of the Fund, including, without limitation: compensation of the Manager; fees of members of the Board who are not parties to this Agreement or interested persons of any such party (the “Independent Trustees”); fees and expenses of the Fund’s independent registered public accountant; brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; costs of borrowing money. including the interest expense, and overdrafts (if any); taxes; and extraordinary expenses (including extraordinary litigation expenses and/or extraordinary consulting expenses) as approved by a majority of the Independent Trustees. With respect to fees and expenses of the Fund that are incurred jointly on behalf of one or more

Series, such fees and expenses shall be allocated among the affected Series pro rata based on their respective net assets, or in such other manner as the Fund considers fair and reasonable. Fees and expenses of the Fund that are incurred on behalf of a specific Series will be allocated to that Series only.
5.Compensation of the Manager.
a.For the services rendered, the facilities furnished, and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each calendar month a unitary fee calculated as a percentage of the average value of the net assets each day for each Series during that month at the annual rates set forth in Exhibit A hereto. The Manager’s fee shall be accrued daily at 1/365th of the applicable annual rate (or 1/366th of the applicable annual rate in leap years). For the purpose of accruing compensation, the net assets of each Series shall be determined in the manner and on the dates set forth in the Declaration of Trust or the Registration Statement and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.
b.In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within 15 business days of the date of termination. During any period when the determination of net asset value is suspended, the net asset value of a Series as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.
c.With respect to any Series and from time to time, the Manager may contractually or voluntarily agree to waive any portion of its unitary fee and/or reimburse the Series’ operating expenses to ensure that the Series’ operating expenses do not exceed certain expense limitations; provided that the Manager does not have the right to recoup any previously waived/reimbursed fees. The Manager also may permanently reduce the amount of the unitary fee for one or more Series under such terms as it may determine by written notice thereof to the Fund. The Manager shall have the right to make payments out of its unitary fee or other resources to others, as it solely determines.
6.Limitation of Liability. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement on the part of the Manager, the Manager shall not be liable to the Fund or to any of the Series or to any shareholder for any act or omission in the course of or connected in any way with rendering services to the Fund and its Series or for any losses that may be sustained in the purchase, holding, or sale of any security or other investment of a Fund. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund, any Series or any shareholder of the Series may have under any federal securities or state law.
7.Services Not Exclusive. Nothing in this Agreement shall prevent the Manager or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Manager or any officers, employees or agents from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Manager will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.
8.Term of Agreement. This Agreement shall become effective for each Series as of the date hereof, and shall continue in effect with respect to each Series for two years from the effective date. Thereafter, this Agreement shall continue for successive periods of one year if such continuation is specifically approved at least annually by: (i) the vote of a majority of the Board, including a majority of the Independent Trustees, cast in the manner required by the 1940 Act and the rules or exemptive relief thereunder; or (ii) the vote of a majority of the outstanding voting securities of each Series. If a Series is added after the date first written above, this Agreement will be effective as to that Series upon its approval in accordance with the requirements of the 1940 Act and upon execution of an amendment to Exhibit A, and will continue in effect with respect to such Fund in accordance with the requirements of the 1940 Act.
9.Termination. This Agreement may be terminated at any time as to any Series or to all Series, without penalty, by the Board, or by the shareholders of a Series or all Series acting by the vote of at least a majority of the outstanding voting securities of the Series or all Series, as the case may be, provided in either case that 60 days’ written notice of termination is given to the Manager. This Agreement may also be terminated by the Manager at any time by giving 60 days’ written notice of termination to the Fund.
10.Assignment; Amendment.
a.This Agreement shall terminate automatically in the event of any assignment of the Agreement.
b.This Agreement may be amended by the mutual consent (in writing) of the parties, provided that the terms of each such amendment shall be approved by: (i) the vote of a majority of the Board, including a majority of the Independent Trustees, cast in the manner required by the 1940 Act and the rules or exemptive relief thereunder; and (ii) if necessary, the vote of a majority of the outstanding voting securities of each Series.
11.Miscellaneous.
a.Name of Fund. The Fund shall have the exclusive right to the use of the name “Ultra Series Funds” as long as this Agreement is in effect.
b.Use of Terms. The terms “affiliated person,” “interested person,” “assignment,” “broker,” and “majority of the outstanding voting securities” as used herein, shall have the same meanings as in the 1940 Act and any applicable regulations thereunder.
c.Control of Manager. The Manager is controlled by Madison Investment Holdings, Inc. (“MIH”) located in Madison, Wisconsin. Because of this relationship, the Manager shares personnel and resources with MIH and its other affiliates. As such, individuals performing services for, and resources utilized by, the Manager may also perform services for and be utilized by MIH and its other affiliates.
d.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective acts.

e.Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
f.Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts and by exchange of original and/or electronic (.PDF and/or DocuSign) signature pages, all of which shall be considered but one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on their behalf by their respective officers duly authorized, as of the date set forth above.

ULTRA SERIES FUND
On behalf of the Series set forth on Exhibit A hereto
By:______________________________________
Patrick F. Ryan, President
MADISON ASSET MANAGEMENT, LLC
By:_____________________________________
Steve J. Fredricks, Chief Legal Officer
Exhibit A

Series Name	Unitary Fee
Conservative Allocation Fund	0.30%
Moderate Allocation Fund	0.30%
Aggressive Allocation Fund	0.30%
Diversified Income Fund	0.25%
Core Bond Fund	0.55%
High Income Fund	0.75%
Large Cap Value Fund	0.60%
Large Cap Growth Fund	0.80%
Mid Cap Fund	0.90%
International Stock Fund	1.15%

EXHIBIT B

OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

The table below provides information regarding other registered investment companies managed by the Adviser which have a similar investment objective as any of the Funds.

Name of Other Fund	Other Fund’s Investment Objective	Similar to which Ultra Series Fund?	Adviser’s Mgmt. Fee	Net Assets as of December 31, 2022	Has Adviser Agreed to Waive or Reduce its Mgmt. Fee under any Applicable Contract?
Madison Conservative Allocation Fund	Seeks income, capital appreciation and relative stability of value.	Ultra Series Conservative Allocation Fund	0.20%	$51,063,474	No
Madison Moderate Allocation Fund	Seeks capital appreciation, income and moderated market risk.	Ultra Series Moderate Allocation Fund	0.20%	$102,087,077	No
Madison Aggressive Allocation Fund	Seeks capital appreciation.	Ultra Series Aggressive Allocation Fund	0.20%	$52,906,449	No
Madison Core Bond Fund	Seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.	Ultra Series Core Bond Fund	0.39%	$192,685,330	Yes[1]
Madison Diversified Income Fund	Seeks a high total return through the combination of income and capital appreciation.	Ultra Series Diversified Income Fund	0.20%	$163,389,114	Yes[1]
Madison Dividend Income Fund	Seeks to produce current income while providing an opportunity for capital appreciation.	Ultra Series Large Cap Value Fund	0.70%	$300,550,802	Yes[1]
B-1

Name of Other Fund	Other Fund’s Investment Objective	Similar to which Ultra Series Fund?	Adviser’s Mgmt. Fee	Net Assets as of December 31, 2022	Has Adviser Agreed to Waive or Reduce its Mgmt. Fee under any Applicable Contract?
Madison Dividend Value ETF	Seeks to produce current income while providing an opportunity for capital appreciation	Ultra Series Large Cap Value Fund	0.65%[2]	N/A4	No
Madison Investors Fund	Seeks long-term capital appreciation.	Ultra Series Large Cap Growth Fund	0.70%	$300,829,691	Yes[1]
Madison Mid Cap Fund	Seeks long-term capital appreciation.	Ultra Series Mid Cap Fund	0.74%[3]	$686,163,296	Yes[1]
Madison International Stock Fund	Seeks long-term growth of capital.	Ultra Series International Stock Fund	1.05%	$12,541,545	Yes[1]
1 Pursuant to an investment advisory agreement between the Adviser and Madison Funds, the fund’s management fee will be reduced annually by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.
2 Pursuant to an investment advisory agreement between the Adviser and the Madison ETFs Trust, on behalf of each fund, each fund has agreed to pay an annual unitary management fee to the Adviser. This unitary management fee is designed to pay each fund’s expenses and to compensate the Adviser for the services it provides to the fund. Out of the unitary management fee, the Adviser pays substantially all expenses of each fund, including the cost of investment management services, transfer agency, custody, fund administration, legal, audit and other service and license fees. The unitary fee does not cover, and therefore, the fund pays directly interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Adviser compensates investment subadvisers out of its own assets.
3 The investment management fee for the fund is 0.75% on assets up to $500 million, and reduced annually by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.
4 Fund had not commenced operations as of October 31, 2022.
B-2

EXHIBIT C

PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the outstanding shares of a Fund or acknowledges the existence of control. A control person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund.
Shares of the Funds are only offered for sale to separate accounts of, and qualified pension and retirement plans offered by, CMFG Life and/or its affiliates. The separate accounts of CMFG Life issue variable annuity and life insurance contracts to policy owners.
The following table sets forth 5% or more beneficial ownership (unless otherwise stated) of shares of each class of each Fund through its ownership in one of the separate accounts of CMFG Life, as of the Record Date.

Fund	Name and Address	Percent Owned
Ultra Series Core Bond Fund Class I	CMFG 401(H) Plan for Non-Represented, 5910 Mineral Point Road, Madison, WI 53705-4456	5.58%
Ultra Series Core Bond Fund Class I	Community First Credit Union Defined Benefit Plan and Trust, PO Box 1487, Appleton, WI 54912-1489	6.55%
Ultra Series Core Bond Fund Class I	Goldenwest Federal Credit Union Defined Benefit Plan and Trust, 502 Adams Ave., South Ogden, UT 84403-4102	11.43%
Ultra Series Conservative Allocation Fund Class I	Community First Credit Union Defined Benefit Plan and Trust, PO Box 1487, Appleton, WI 54912-1487	52.70%

C-1

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ULTRA SERIES FUND
PO Box 43131
Providence, RI 02940-3131
VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Voting
Instruction Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD
ULTRA SERIES FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 13, 2023

If the undersigned is an owner of a variable annuity contract or variable life insurance policy issued by CMFG Life Insurance Company (“CMFG Life”), the undersigned hereby instructs CMFG Life to vote shares of Ultra Series Fund (the “Trust”) of which the undersigned is a beneficial owner in accordance with the instructions on the reverse side at the special meeting of the shareholders to be held at 550 Science Drive, Madison, WI 53711, on Monday, November 13, 2023, at 9:00 a.m., local time (the “Meeting”), and any adjournment or postponement of the Meeting.

If the undersigned is the legal owner of shares of the Trust, the undersigned hereby appoints Holly S. Baggot or Greg Hoppe, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting, and any adjournment or postponement of the Meeting, to vote at the Meeting on behalf of the undersigned in accordance with the instructions on the reverse side, and to otherwise represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.

Please check the appropriate boxes on the reverse side, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement. If you return this form signed, but unmarked, the shares will be voted “FOR” the proposals. CMFG Life or the proxies, as applicable, will vote in their best judgment with respect to any other matter that is properly brought before the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

NTD_33537_092023_VI

PLEASE VOTE, DATE AND SIGN THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
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EVERY VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting to Be Held on November 13, 2023.
The Proxy Statement for this meeting is available at:
https://www.ultraseriesfund.com/proxy

ULTRA SERIES FUND

Aggressive Allocation Fund            Conservative Allocation Fund            Core Bond Fund
Diversified Income Fund                High Income Fund                International Stock Fund
Large Cap Growth Fund                Large Cap Value Fund                Mid Cap Fund
Moderate Allocation Fund

Please detach at perforation before mailing.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK AS SHOWN IN THIS EXAMPLE: ☒

A. Proposals. THE BOARD RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSALS:

1.    To approve a new management agreement between the Trust, on behalf of each of the Funds, and the Adviser.

    FOR AGAINST ABSTAIN     FOR AGAINST ABSTAIN
01 Aggressive Allocation Fund                02 Conservative Allocation Fund
03 Core Bond Fund                04 Diversified Income Fund
05 High Income Fund                06 International Stock Fund
07 Large Cap Growth Fund                08 Large Cap Value Fund
09 Mid Cap Fund                10 Moderate Allocation Fund

2.    To approve the appointment of one interested trustee to the Board of Trustees.
            FOR WITHHOLD
01.Jill Friedow

B. Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, employee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box

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